UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation)	(Commission File Number)	(I.R.S. Employer Identification. No)

4707 Executive Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 877-7210

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of 4.900% Senior Notes due 2028, 5.150% Senior Notes due 2030 and 5.750% Senior Notes due 2035

On April 3, 2025, LPL Holdings, Inc. (the “Company”), a wholly-owned subsidiary of LPL Financial Holdings Inc. (the “Guarantor”), completed the issuance and sale of $500,000,000 aggregate principal amount of 4.900% Senior Notes due 2028 (the “2028 Notes”), $500,000,000 aggregate principal amount of 5.150% Senior Notes due 2030 (the “2030 Notes”) and $500,000,000 aggregate principal amount of 5.750% Senior Notes due 2035 (the “2035 Notes” and, together with the 2028 Notes and the 2030 Notes, the “Senior Notes”). The Senior Notes were issued pursuant to an Indenture, dated November 17, 2023, among the Company, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated April 3, 2025 (the “Sixth Supplemental Indenture”), by the Seventh Supplemental Indenture, dated April 3, 2025 (the “Seventh Supplemental Indenture”) and by the Eighth Supplemental Indenture, dated April 3, 2025 (the “Eighth Supplemental Indenture,” and, together with the Base Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture, the “Indenture”). The Indenture contains customary covenants and events of default.

The Senior Notes are senior unsecured obligations of the Company and are fully and unconditionally guaranteed on a senior unsecured basis by the Guarantor.

The sale of the Senior Notes has been registered with the Securities and Exchange Commission on the Company’s and the Guarantor’s shelf registration statement on Form S-3 (Registration Nos. 333-285503 and 333-285503-01) (the “Registration Statement”).

The Company intends to use the net proceeds from the Senior Notes offering, together with the net proceeds from the offering of the Guarantor’s common stock that closed on April 2, 2025, available cash and available borrowings under the Company’s revolving credit facility, to finance the acquisition (the “Commonwealth Acquisition”) of Commonwealth Financial Network (“Commonwealth”) and, to the extent that any proceeds remain thereafter, for general corporate purposes.

The 2028 Notes will mature on April 3, 2028, and will bear interest at the rate of 4.900% per year, with interest payable semi-annually on April 3 and October 3 of each year, commencing on October 3, 2025. The Company may redeem all or part of the 2028 Notes at any time and from time to time prior to March 3, 2028 (the “2028 Par Call Date”) at a redemption price equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2028 Notes matured on the 2028 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Sixth Supplemental Indenture) plus 20 basis points less (b) interest accrued to, but excluding, the redemption date, and (2) 100% of the principal amount of the 2028 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2028 Par Call Date, the Company may redeem the 2028 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The 2030 Notes will mature on June 15, 2030, and will bear interest at the rate of 5.150% per year, with interest payable semi-annually on June 15 and December 15 of each year, commencing on June 15, 2025. The Company may redeem all or part of the 2030 Notes at any time and from time to time prior to May 15, 2030 (the “2030 Par Call Date”) at a redemption price equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2030 Notes matured on the 2030 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Seventh Supplemental Indenture) plus 20 basis points less (b) interest accrued to, but excluding, the redemption date, and (2) 100% of the principal amount of the 2030 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2030 Par Call Date, the Company may redeem the 2030 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The 2035 Notes will mature on June 15, 2035, and will bear interest at the rate of 5.750% per year, with interest payable semi-annually on June 15 and December 15 of each year, commencing on June 15, 2025. The Company may redeem all or part of the 2035 Notes at any time and from time to time prior to March 15, 2035 (the “2035 Par Call Date”) at a redemption price equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2035 Notes matured on the 2035 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Eighth Supplemental Indenture) plus 25 basis points less (b) interest accrued to, but excluding, the redemption date, and (2) 100% of the principal amount of the 2035 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2035 Par Call Date, the Company may redeem the 2035 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

If (i) the consummation of the Commonwealth Acquisition does not occur on or before December 28, 2025, (ii) the Company notifies the trustee that it will not pursue the consummation of the Commonwealth Acquisition or (iii) the purchase agreement to acquire Commonwealth is terminated without the consummation of the Commonwealth Acquisition, the Company will be required to redeem all of the Senior Notes then outstanding on the date of the special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Senior Notes then outstanding, plus accrued and unpaid interest, if any, to but excluding the date of the special mandatory redemption.

The foregoing descriptions of the Senior Notes and the Indenture are qualified in their entirety by reference to the Base Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Form of 4.900% Senior Note due 2028, the Form of 5.150% Senior Note due 2030 and the Form of 5.750% Senior Note due 2035, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On April 1, 2025, the Company and the Guarantor entered into an underwriting agreement with the representatives of the underwriters named therein (the “Underwriting Agreement”), pursuant to which the Company agreed to issue and sell the Senior Notes in a registered public offering pursuant to the Company’s and Guarantor’s Registration Statement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated April 1, 2025, among LPL Holdings, Inc., LPL Financial Holdings Inc. and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule I thereto.

4.1	Indenture, dated November 17, 2023, among LPL Holdings, Inc., LPL Financial Holdings Inc., as the Guarantor, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Guarantor’s Current Report on Form 8-K filed on November 17, 2023)

4.2	Sixth Supplemental Indenture, dated April 3, 2025, among LPL Holdings, Inc., LPL Financial Holdings Inc., as the Guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.3	Seventh Supplemental Indenture, dated April 3, 2025, among LPL Holdings, Inc., LPL Financial Holdings Inc., as the Guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.4	Eighth Supplemental Indenture, dated April 3, 2025, among LPL Holdings, Inc., LPL Financial Holdings Inc., as the Guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.5	Form of 4.900% Senior Note due 2028 (included as Exhibit A to the Sixth Supplemental Indenture)

4.6	Form of 5.150% Senior Note due 2030 (included as Exhibit A to the Seventh Supplemental Indenture)

4.7	Form of 5.750% Senior Note due 2035 (included as Exhibit A to the Eighth Supplemental Indenture)

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included as part of Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Althea Brown
Name:	Althea Brown
Title:	Chief Legal Officer and Secretary

Dated: April 3, 2025